                                        [LOGO]
                                    IMPERIAL BANK
                                     Member FDIC

                            SECURITY AND LOAN AGREEMENT
                       (ACCOUNTS RECEIVABLE AND/OR INVENTORY)

This Agreement is entered into between IMAGING TECHNOLOGIES CORPORATION, ET. AL.
                         (SEE EXHIBIT "A1" ATTACHED HERETO)
                                  , A CORPORATIONS

(herein called "Borrower") and IMPERIAL BANK (herein called "Bank").

1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:


                                             * % of Eligible Accounts

                                             * % of the Value of Inventory

and in no event more than $ 2,500,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank
     (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay
     Bank (a) the unpaid balance of Borrower's Loan Account on demand and
     (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of THREE QUARTERS OF ONE percent (0.750%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $250.00 Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

     A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

     B. "Inventory" means all of the Borrower's goods, merchandise and other personal property which are held for sale or lease, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed, or to be used or consumed in Borrower's business, and shall include all property rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating thereto.

     C. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

     D. "Eligible Accounts" means all of Borrower's Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

     E. "Value of Inventory" means the value of Borrower's Inventory determined in accordance with generally accepted accounting principles consistently applied excluding, however, the amount of progress payments, pre-delivery payments, deposits and any other sums received by Borrower in anticipation of the sale and delivery of Inventory, all Inventory on consignment or lease to others, and all property on consignment or lease from others to Borrower.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor and all merchandise giving rise thereto, and hereby grants to Bank a continuing security interest in all Borrower's Inventory and in all proceeds and products thereof, whether now owned or hereafter existing or acquired, including all moneys in the Collateral Account referred to in Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts and Inventory proceeds pursuant to paragraph 10, Borrower will collect with diligence all Borrower's Accounts and Inventory proceeds, provided that no legal action shall be maintained thereon or in connection therewith without Bank's prior written consent. Any collection of Accounts or Inventory proceeds by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections, together with the proceeds of all cash sales, daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts and inventory proceeds shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

7. Until Bank exercises its rights to collect the Accounts or Inventory proceeds pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts or constituting inventory and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts or constituting Inventory and, in any of such events, Borrower will immediately pay to bank from its own funds (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts. Until payment is made as provided herein or until release by Bank from its security interest, all merchandise returned to or repossessed by Borrower shall be set aside and identified as the property of Bank and Bank shall be entitled to enter upon any premises where such merchandise is located and take immediate possession thereof and remove same.

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8.   Borrower represents and warrants to Bank: (i) If Borrower is a corporation, that Borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected; (ii) Borrower is, or at the time the Collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) That there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts; and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

9. Borrower will: (i) Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein; (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon, and reports as to the Inventory and sales thereof;
     (iii) Permit representatives of Bank to inspect the Inventory and Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location at which the Inventory is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location and of each office of Borrower at which records of Borrower relating to the Accounts are kept;
     (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; (viii) Do all acts necessary to maintain, preserve and protect all Inventory, keep all Inventory in good condition and repair and not to cause any waste or unusual or unreasonable depreciation thereof, and
     (ix) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

10. Bank may at any time, without prior notice to Borrower, collect the Accounts and Inventory proceeds and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts or as proceeds of inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

12. Should: (i) Default be made in the payment of any obligation, or breach be made in any warranty, statement, promise, term or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove false; (iii) Bank deem the Collateral inadequate or unsafe or in danger of misuse; (iv) Borrower become insolvent or make an assignment for the benefit of creditors; or (v) Any proceeding be commenced by or against Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute; then in any such event, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) immediately take possession of the collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at as option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by the Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums due hereunder shall immediately become due and payable without demand, presentment or notice.

14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

16. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of this Agreement, any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this Agreement, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

17. If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent twenty (20) or more days, Borrower agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

     All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

18.  Reference Provision.

     A. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP") which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall
          (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety
          (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

     B. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

     C. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

     D. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

19.  Additional Provisions: *SEE ATTACHED (EXIMBANK FACILITY).


/X/ if checked, the Addendum or Exhibit "A" attached (and all amendments thereto and replacements therefor) is incorporated herein by this reference.

     Executed this 23RD       day of JUNE         ,1998

                                             -----------------------------------
                                                       (Name of Borrower)

IMPERIAL BANK                             BY:
                                             -----------------------------------
                                               (Authorized Signature and Title)
                                             SEE EXHIBIT "A1" ATTACHED HERETO

BY: Michael A. Berrier   Vice President   BY:
   ------------------------------------      -----------------------------------
   IMPERIAL BANK           Title               (Authorized Signature and Title)

                                     EXHIBIT"A1"

Attachment to the Security and Loan Agreement between IMAGING TECHNOLOGIES CORPORATION, PRIMA INTERNATIONAL, NEWGEN SYSTEMS ACQUISITIONS CORPORATION, MCMICAN CORPORATION, COLOR SOLUTIONS, INC., ITEC EUROPE LIMITED, AMT ACCEL UK LIMITED and IMPERIAL BANK DATED June 23, 1998.

Imaging Technologies Corporation

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Gerry Berg   Vice Pres
   --------------------------------

Prima International

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Gerry Berg   Vice Pres
   --------------------------------

Newgen Systems Acquisitions Corporation

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Brian Bonar   Vice Pres
   --------------------------------

Mc McMican Corporation

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Gerry Berg   Vice Pres
   --------------------------------

Color Solutions, Inc.

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Gerry Berg   Vice Pres
   --------------------------------

ITEC Europe Limited

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Gerry Berg   Vice Pres
   --------------------------------

Amt Ascel UK Limited

By: /s/ Brian Bonar
   --------------------------------

By: /s/ Gerry Berg   Vice Pres
   --------------------------------

                                     EXHIBIT "A"

                                 (Eximbank Facility)

ADDENDUM TO SECURITY AND LOAN AGREEMENT ("Security and Loan Agreement") BETWEEN IMAGING TECHNOLOGIES CORPORATION, PRIMA INTERNATIONAL, NEWGEN SYSTEMS ACQUISITIONS CORPORATION, ITEC EUROPE LIMITED, AMIT ACCEL UK LIMITED, MCMICAN CORPORATION, COLOR SOLUTIONS, INC., AND IMPERIAL BANK.

DATED: JUNE 23, 1998

This Addendum is made and entered into June 23, 1998 between IMAGING TECHNOLOGIES CORPORATION, PRIMA INTERNATIONAL, NEWGEN SYSTEMS ACQUISITIONS CORPORATION, ITEC EUROPE LIMITED, AMT ACCEL UK LIMITED, MCMICAN CORPORATION AND COLOR SOLUTIONS, INC. ("Borrowers") hereby jointly and severally, and Imperial Bank ("Bank"). This Addendum amends and supplements the Security and Loan Agreement. In the event of any inconsistency between the terms herein and the terms of the Security and Loan Agreement, the terms herein shall in all cases govern and control. All capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Security and Loan Agreement.

1. Any commitment of Bank, pursuant to the terms of the Security and Loan Agreement, to make advances against Eligible Accounts shall expire on September 30, 1999, subject to Bank's right to renew said commitment at its sole discretion. Any renewal of the commitment shall not be binding upon the Bank unless it is in writing and signed by an officer of the Bank.

2.   Borrowers represent and warrant that:

     a. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrowers, and Borrowers are not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     b. FINANCIAL CONDITION. The consolidated balance sheet of Borrowers as of March 31, 1998, and the related consolidated profit and loss statement on that date, a copy of which has heretofore been delivered to Bank by Borrowers, and all other statements and data submitted in writing by Borrowers to Bank in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrowers as of the date thereof and the results of the operations of Borrowers for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no material adverse changes in the financial condition or business of Borrowers. Borrowers have no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrowers have not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a material adverse effect upon its financial condition, operations or business as now conducted.

     c. TRADEMARKS, PATENTS. Borrowers, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights patents and license rights of others.

     d. TAX STATUS., Borrowers have no liability for any delinquent state, local or federal taxes, and, if Borrowers have contracted with any government agency, Borrowers have no liability for re-negotiation of profits.

3. Borrowers agree that so long as they are indebted to Bank or so long as Bank has any obligation to extend credit to Borrowers, they WILL NOT, without Bank's WRITTEN CONSENT:

     a. TYPE OF BUSINESS, MANAGEMENT. Make any substantial change in the character of their business; or make any change in its executive management.

     b. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from Bank except obligations now existing as shown in financial statement dated March 31, 1998, excluding those being refinanced by Bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

     c. Liens and Encumbrances. Create, incur, assume any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by them, other than liens for taxes not delinquent and liens in Bank's favor.

     d. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the normal and ordinary course of their business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of their business.

     e. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or sell any assets except in the ordinary and normal course of their business as now conducted; or sell, lease, assign, or transfer any substantial part of their business or fixed assets, or any property or other assets necessary for the continuance of their business as now conducted, including without limitation the selling of any property or other asset accompanied by leasing back of same.

4. Should there be a default under the Security and Loan Agreement, the General Security Agreement or under the Note, all obligations, loans and liabilities of Borrowers to Bank, due or to become due, whether now existing or hereafter arising, shall at the option of the Bank, become immediately due and payable without notice or demand, and Bank shall thereupon have the right to exercise all of its default rights and remedies.

5. Pursuant to the provisions in the Security and Loan Agreement and this exhibit, Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time (eligible Foreign Accounts Receivable shall mean those trade accounts from the sale of items due and payable to Borrower in the United States and any notes, drafts, letters of credit, or insurance proceeds supporting payments thereof, for goods or services which are intended for export). Advance rates for eligible accounts will be as follows:

                                        Foreign
                                        -------
     Imaging Technology Corp.           90%
     PCPI Technologies Corp.            90%
     Prima International Corp.          90%
     Newgen Imaging Systems Corp.       80%

     "Eligible Accounts" shall also NOT include any of the following:

     a. Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of any Borrower

     b. Accounts with respect to which 25% or more of the account debtor's total accounts or obligations outstanding to any Borrower are more than 90 days from invoice date.

     c. For accounts representing more than 20% of total accounts receivable, the balance in excess of the 20% is not eligible. However, the Bank may deem, at its sole discretion, the entire amount, or any portion thereof, eligible.

     d.   Credit balances greater than 90 days from invoice date.

     e.   Government receivables, unless assigned to the Bank.

     f. All accounts sold to and purchased from a company of common name/ownership, whereby a potential offset exists.

     g.   Accounts over 90 calendar days from invoice date.

     h.   Consignment or guaranteed sales.

     i.   Bill and hold accounts.

     j.   Equipment rental offsets.

     k.   Collection accounts.

     1.   C.O.D. accounts more than 30 days from invoice date.

     m. Any account evidenced by a letter of credit, until the date of shipment of the items covered by such letter of credit;

     n. Any account which the Bank or EXIMBANK in its reasonable judgement, deems uncollectible for any reason;

     o. Accounts payable in a currency other than U.S. dollars, except as may be approved in writing by EXIMBANK;

     p. Accounts from a military buyer, except as may be approved in writing by EXIMBANK;

     q. Any account due and collectible outside the United States, except as may be approved in writing by EXIMBANK;

     r. Accounts in the name of a buyer located in a country in which EXIMBANK is legally prohibited from doing business as designated in the country limitation schedule;

     s. Accounts from buyers in a country where EXIMBANK coverage is not available for commercial reasons as designated in the country limitation schedule (as defined in the EXIMBANK agreement mentioned in 8.n below) unless and only to the extent that such items are to be sold to such country on terms of a letter of credit confirmed by a bank acceptable to EXIMBANK.

6. Borrower may borrow against eligible inventory deemed acceptable to Bank, up to a $1,250,000 sublimit within the line of credit, not to exceed 50% of the balance outstanding on the line of credit, contingent upon Borrowing Base availability, and substantiated by monthly inventory certification submitted by Borrower to Bank.
     Eligible Inventory shall
     only include Inventory as Bank in its sole discretion shall determine are eligible from time to time. The advance rates on eligible inventory will be as follows:

                                     Foreign
                                     -------
       Imaging Technology Corp.      50%
       PCPI Technologies Corp.       50%
       Prima International Corp.     50%
       Newgen Imaging Systems Corp.  60%

     Inventory eligible for advance under the Security and Loan agreement shall NOT include the following:

     a.   any Inventory which is not located in the United States;

     b.   any demonstration Inventory or Inventory sold on consignment;

     c.   any Inventory consisting of proprietary software;

     d. any Inventory which is damaged, obsolete, returned, defective, recalled or unfit for further processing;

     e.   any Inventory which has been previously exported from the United
          States;

     f. any Inventory which constitutes defense articles or defense services;

     g. any Inventory which is to be incorporated into items destined for shipment to a Buyer located in a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

     h. any Inventory which is to be incorporated into items destined for shipment to a buyer located in a country in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such items are to be sold to such country on terms of a Letter of Credit confirmed by a bank acceptable to Eximbank;

     i.   any Inventory which would result in an ineligible Account;

     j.   Inventory reserve amounts;

     k.   Inventory not insured, naming Bank loss payee;

     1. Inventory with no liquidation value due to various causes, i.e., service requirements, warranty requirements, etc.;

     m. Inventory located in areas making it difficult to verify its existence, or which will cause undue expense in liquidation due to transportation costs, or other logistical reasons;

     n. Inventory other than finished goods (i.e. raw materials and work in process).

7. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a quarterly basis. All financial reports and statements and calculation of financial covenants will be on a consolidated basis.

8. Borrowers affirmatively covenant that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, or so long as Bank has any obligation to extend credit to borrowers, they
     WILL:

     a. Have and maintain a minimum effective tangible net worth (meaning net worth plus subordinated debt, less intangible assets including but not limited to goodwill, patents, copyrights, and organization expenses), of not less than $12,500,000 beginning with the period ending 6/30/98.

     b. Have and maintain a trading ratio trading assets (accounts receivable and inventory) to trading liabilities (accounts payable and bank lines outstanding) of at least 1.30 to 1.00 beginning with the period ending 6/30/98, and thereafter.

     c. Have and maintain a maximum ratio of total debt (less subordinated debt), to tangible net worth (plus subordinated debt) not to exceed 1.75 to 1.00, beginning with the period ending 6/30/97, and thereafter.

     d. Have and maintain trading capital (trading assets minus trading liabilities as defined in 8.b above) of not less than $6,000,000 for the period ending 6/30/98, and thereafter.

     e. Have and maintain a minimum debt service coverage (EBIDA / P&I) of 2.50: 1.

     f. Borrowers shall maintain all significant bank accounts and banking relationship with Bank.

     g. Within 10 days from each month-end, deliver to Bank an accounts receivable aging reconciled to the general ledger of Borrower's, a detailed accounts payable aging reconciled to the Borrower's general ledger and setting forth the amount of any book overdraft or the amount of checks issued but not sent, and an inventory certification outlining both inventory composition and activity for the month. All the foregoing will be in form satisfactory to the Bank. Also provide the Bank on a quarterly basis or more frequent if demanded by Bank, a complete address list of all active customers.

     h. Within 45 days after the end of each quarter end, deliver to Bank a profit and loss statement and a balance sheet in form satisfactory to Bank all certified by an officer of Borrowers.

     i. Within 90 days after end of Borrower's fiscal year, deliver to Bank the same financial statements as otherwise provided quarterly together with Changes in Financial Position Statement, reviewed by an independent certified public accountant selected by Borrower but acceptable to Bank.

     j. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

     k. INSURANCE Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to the Bank. Bank to be named as loss payee.

     1. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental changes upon or against it or any of its properties, and any of its liabilities at any time existing, except to the extent and so long as:

          (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any material adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

          (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed adequate with respect thereto.

     m. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times.

     n. EXIMBANK AGREEMENT. Comply with all terms of the Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement dated as of 6/15/98 executed by Borrower and acknowledged by Bank ("Eximbank Agreement").

9. INTEREST RATE. The rate of interest applicable to the Loan Accounts shall be .75% above the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Loan Account is outstanding divided by 360, which shall, for interest computation purposes, be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest, at any time. Notice of such demand may be given verbally or in writing and should be effective upon receipt by Borrower.

10. NOTICE OF DEFAULT. Borrowers shall promptly notify Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

11. JOINT AND SEVERAL LIABILITY OF BORROWERS. The liability of each Borrower under the Security and Loan Agreement, this Addendum and all other documents executed pursuant to the transaction contemplated herein is join and several. Discharge of any Borrower except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of any Collateral, or any impairment or suspension of Bank's rights against any Borrower, or any transfer of a Borrower's interest to another shall not affect the liability of any other Borrower. All Borrowers waive: (a) any right to require the Bank to proceed against any Borrower before any other, or to pursue any other remedy: (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until all obligations of Borrowers to Bank are repaid in full;
     (d) any and all right of subrogation to Bank until all obligations of Borrowers to Bank are repaid in full.

12. MISCELLANEOUS PROVISIONS. Failure or Indulgence Not Waiver. No failure or delay on the part of Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any not issued in connection with a loan that Bank may make hereunder are cumulative to, not exclusive of, any rights or remedies otherwise available.

13. The terms and conditions of this Addendum and the Security and Loan Agreement extend to all obligations of Borrower to Bank and the Borrower agrees to comply with all such terms and conditions until all obligations of Borrower to Bank are repaid in full. Should there be a default under the Security and Loan Agreement, this Addendum, any General Security Agreement executed by Borrower, under any note executed by Borrower, or under any other obligations of Borrower to Bank, or the provisions of any documents executed by Borrower in relation to any such obligation (and Borrower shall have failed to cure such default within any applicable cure period), all obligations, loans and liabilities of Borrower to Bank, due or to become due, whether now existing or hereafter arising, shall at the option of the Bank, become immediately due and payable without notice or demand, and Bank shall thereupon have the right to exercise all of its default rights and remedies.

14. This Addendum is executed by and on behalf of the parties as of the date first above written.

IMAGING TECHNOLOGIES  CORPORATION, "BORROWER"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

PRIMA INTERNATIONAL "Borrower"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

NEWGEN SYSTEMS ACQUISITIONS CORPORATION, "BORROWER"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

ITEC EUROPE LIMITED "BORROWER"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

AMT ACCEL UK LIMITED, "Borrower"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

McMICAN CORP., "BORROWER"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

COLOR SOLUTIONS, INC. "BORROWER"

By: /s/ Brian Bonar
   -------------------------------------
Title:  CEO
      ----------------------------------
By: /s/ Gerry Berg
   -------------------------------------
Title:  Vice President
      ----------------------------------

IMPERIAL BANK "BANK"

By: /s/ Brian Bonar
   -------------------------------------
Title:   Vice President
      ----------------------------------